SUPPLEMENT DATED JULY 1, 2014

TO THE PROSPECTUS FOR PACIFIC LIFE FUNDS CLASS P SHARES

DATED AUGUST 1, 2013

This supplement revises the Pacific Life Funds Class P Shares prospectus dated August 1, 2013, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the PL Managed Bond Fund only and will be in effect as of August 1, 2014. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

PL Managed Bond Fund – Pursuant to approval by the Trust’s board of trustees, including a majority of the independent trustees, at its meeting held in June 2014, Western Asset Management Company (“WAMCO”) will become a sub-adviser of the Fund and the Fund will change to a co-managed structure, with WAMCO managing one portion of the Fund and Pacific Investment Management Company LLC, the current sub-adviser, managing the other portion of the Fund. In order to facilitate the addition of WAMCO as a sub-adviser, a portion of the Fund’s holdings may be sold and new investments purchased. PLFA, the investment adviser to the Fund, may begin transitioning prior to August 1, 2014.

Disclosure Changes to the Fund Summaries section

The disclosure in the Principal Investment Strategies subsection will be replaced with the following:

This Fund is sub-advised by both Pacific Investment Management Company LLC (“PIMCO”) and Western Asset Management Company (“WAMCO”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA allocates the Fund’s assets between PIMCO and WAMCO and may change the allocation or rebalance at any time. The sub-advisers employ different approaches to managing fixed income strategies, as described below. Each sub-adviser has its own investment style and acts independently of the other.

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives).

Each sub-adviser may invest in derivatives based on debt securities and uses futures contracts, forwards, swaps and options (i.e., derivatives) to differing degrees. To the extent a sub-adviser uses derivatives, futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against foreign currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

PIMCO managed portion: The debt instruments in which this portion of the Fund principally invests are medium to high quality investment grade debt securities with varying terms to maturity (the period of time until final payment is due). The debt securities in which this portion of the Fund invests includes debt securities issued by the U.S. government and its agencies; mortgage-related securities; asset-backed securities; commercial paper and other money market instruments; debt securities issued by non-U.S. governments and their agencies; debt securities issued by U.S. and foreign companies (including companies based in emerging markets); and convertible securities and inflation-indexed debt securities. This portion of the Fund may invest up to 30% of its assets in securities of foreign issuers that are denominated in foreign currencies, including up to 15% of its assets in securities of issuers based in countries with emerging market economies (whether U.S. or non-U.S. dollar-denominated). This portion of the Fund will normally limit its foreign currency exposure (from these non-U.S. dollar-denominated securities and currencies) to 20% of its assets;

to maintain this 20% limit, PIMCO will hedge back any non-U.S. dollar-denominated investments exceeding this 20% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. This portion of the Fund may invest beyond the above limits in U.S. dollar-denominated securities of non-emerging market foreign issuers.

Duration management is a fundamental part of PIMCO’s management strategy for its portion of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

When selecting securities for its portion of the Fund, PIMCO:

•	Decides what duration to maintain. The average duration for this portion of the Fund is generally expected to be within approximately 2 years (plus or minus) of the Fund’s benchmark index duration, which was 5.65 years as of March 31, 2014.
•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.
•	Chooses companies to invest in by carrying out a credit analysis of potential investments.

PIMCO may also invest in derivatives based on debt securities and frequently uses futures contracts, forwards, swaps and option contracts (i.e., derivatives). PIMCO may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities, and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

PIMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

WAMCO managed portion: The debt instruments, including debt securities, in which this portion of the Fund invests include U.S. government and agency securities; corporate bonds and notes; convertible securities; and mortgage-backed securities. This portion of the Fund may invest up to 25% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by WAMCO. This portion of the Fund may also invest up to 25% of its assets in foreign securities, including emerging markets securities. However, this portion of the Fund will not invest more than 20% of its assets in non-U.S. dollar denominated securities, including emerging markets. This portion of the Fund is limited to 10% of its assets in unhedged foreign currency exposure.

Generally, WAMCO expects the average duration for its portion of the Fund to be within a range of 2.5 to 7 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

WAMCO uses futures contracts, forwards, swaps and options (i.e., derivatives). WAMCO may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA transactions, which are purchased to gain exposure to the mortgage market.

When selecting securities, WAMCO employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. Issue selection is primarily a bottom-up process to determine mispriced or undervalued securities. Research provides ongoing assessment of changing credit characteristics and securities with characteristics such as floating interest rates, hidden underlying assets or credit backing, and securities issued in mergers. WAMCO may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

The following risks will be added to the Principal Risks subsection:

•	Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

•	High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield securities (including loans) may be more volatile than investment grade securities.

•	Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

Also, the Management subsection and the table within that subsection will be replaced with the following:

Sub-Advisers – Pacific Investment Management Company LLC and Western Asset Management Company. The primary persons responsible for day-to-day management of the Fund are:

Pacific Investment Management Company LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
William H. Gross, Chief Investment Officer and Managing Director	Since 2008

Western Asset Management Company

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
S. Kenneth Leech, Chief Investment Officer	Since 2014
Michael C. Buchanan, CFA, Portfolio Manager	Since 2014
Carl L. Eichstaedt, CFA, Portfolio Manager	Since 2014
Keith J. Gardner, Portfolio Manager	Since 2014
Mark S. Lindbloom, Portfolio Manager	Since 2014

Disclosure Changes to the Additional Information About Principal Investment Strategies and Risks section

The disclosure in the Principal Investment Strategies subsection will be replaced with disclosure to reflect that the Fund is sub-advised by both Pacific Investment Management Company LLC and Western Asset Management Company.

The following risks will be added to the Principal Risks subsection:

•	Convertible Securities Risk
•	High Yield or “Junk” Securities Risk
•	Inflation-Indexed Debt Securities Risk

Disclosure Changes to the About Management section

Disclosure regarding Western Asset Management Company will be added after the table for Wells Capital Management Incorporated.

Disclosure Changes to the Additional Information About Fund Performance section

In the Management Firm Changes and/or Investment Policy Changes by Fund subsection, the following will be added:

PL Managed Bond Fund: Western Asset Management Company became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.